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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  OCTOBER 26, 1998



                              GENEMEDICINE, INC.
            (Exact name of registrant as specified in its charter)



                                   DELAWARE
                (State or other jurisdiction of incorporation)



       0-24572                                                        76-0355802
(Commission File No.)                          (IRS Employer Identification No.)

                             8301 NEW TRAILS DRIVE
                       THE WOODLANDS, TEXAS  77381-4248
             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code:  (281) 364-1150


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     ITEM 5.   OTHER EVENTS

     A.   GENEMEDICINE, INC. announces merger with Megabios Corp.

          On October 26, 1998, GeneMedicine, Inc. announced an agreement to merge with Megabios Corp. in a transaction intended to qualify as a tax-free reorganization. A press release relating to the proposed transaction is attached hereto as Exhibit 99.1
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     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (C)  EXHIBITS

          EXHIBIT NO.                  DESCRIPTION

             99.1            Press Release, dated October 26, 1998
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENEMEDICINE, INC.



Dated:  October 28, 1998             By:  /s/ Richard A. Waldron
                                         -----------------------------
                                          Richard A. Waldron
                                          Chief Financial Officer
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                               INDEX TO EXHIBITS



          EXHIBIT NO.                  DESCRIPTION

             99.1            Press Release, dated October 26, 1998